                                                                   EXHIBIT 10.14

                               LICENSE AGREEMENT

     This License Agreement (the "License"), dated as of July 28, 2000 (the
                                  -------
"Effective Date"), by and between Sutton Hill Capital, L.L.C., a New York
 --------------
limited liability company, having an office at 120 North Robertson Boulevard, Los Angeles, California 90048, as licensor (together with its successors, legal representatives and assigns, the "Licensor"), and Citadel Cinemas, Inc., a
                                  --------
Nevada corporation having an office at 550 South Hope Street, Suite 1825, Los Angeles, CA 90071, as licensee (together with its successors, legal representatives and permitted assigns, the "Licensee").
                                            --------

                              W I T N E S S E T H
                              -------------------

     WHEREAS, Licensor owns certain leasehold interests in certain public movie theatres, namely, (i) the Village East Cinemas, located at 181 Second Avenue, New York, New York 10003 (the "Village East Cinemas"), (ii) the Sutton Theatre,
                               --------------------
located at 205 East 57th Street, New York, New York 10022 (the "Sutton
                                                                ------
Theatre"), (iii) the Murray Hill Theatre, located at 160 East 34th Street, New
-------
York, New York 10016 (the "Murray Hill Theatre"), and (iv) Cinemas 1, 2 and 3,
                           -------------------
located at 1001 Third Avenue, New York, New York 10022 ("Cinemas 1, 2 and 3"),
                                                         ------------------
each of which theatres is hereinafter referred to individually as a "Licensed
                                                                     --------
Theatre" and all of which are collectively hereinafter referred to as the
-------
"Licensed Theatres";
 -----------------

     WHEREAS, Licensor owns or possesses certain rights, titles and interests in and to certain trademarks, trade names, trade dresses, service marks and other intellectual property used in connection with the presentation, promotion, operation and/or management (hereinafter, collectively referred to as "Operation
                                                                       ---------
and/or Management"), of one or more of the Licensed Theatres, each of which
-----------------
intellectual properties is hereinafter referred to individually as a "Licensed
                                                                      --------
Property", and all of which are hereinafter referred to collectively as the
--------
"Licensed Properties" and described on the annexed Schedule A, which is hereby
 -------------------                               ----------
incorporated and made part of this License;

     WHEREAS, Licensee desires to obtain the right and license from Licensor to use the Licensed Properties in the Territory (as hereinafter defined) in connection with Licensee's Operation and/or Management of the Licensed Theatres in conformity with the terms and conditions of this License and the Lease Agreement executed contemporaneously with this License and effective as of the Effective Date (hereinafter the "Operating Lease"); and
                                 ---------------

     WHEREAS, Licensor is willing to grant such right and license to Licensee on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which

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

are hereby acknowledged, the parties hereto (hereinafter, individually, a "Party" and, collectively, the "Parties") agree as follows:
 -----                          -------

     SECTION 1.  DEFINITIONS.

     1.1  Defined Terms.
          -------------

     (a) Unless otherwise herein defined or otherwise required by the context, each of the defined terms used herein shall have the meaning set forth in
Section 1 of the Operating Lease. In those instances in which the terms and conditions of the Operating Lease are herein incorporated and made part of this License, references to the terms "Tenant", "Landlord" and "Lease" as they appear
                                  ------    --------       -----
in the Operating Lease shall here apply, mutatis mutandis, so as to refer to "Licensee", "Licensor" and "License", respectively, with respect to this
 --------    --------       -------
License.

     (b) "Cinema Assets" means the leasehold interests in the Cinemas 1, 2 and
          -------------
3, the Murray Hill Theatre, the Sutton Theatre, and the Village East Cinemas.

     (c) The words "hereof", "herein" and "hereunder" and words of similar
                    ------    ------       ---------
import when used in this License shall refer to this agreement as a whole and not to any particular provision of this License, and section, subsection, paragraph, schedule and exhibit references are to this License unless otherwise specified. Unless otherwise required by the context, the meanings given to the terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     SECTION 2.  SCOPE OF GRANT.

     2.1  Grant.
          -----

     (a) Licensor hereby grants to Licensee, subject to the terms and conditions of this License, an exclusive, royalty-free license to use in the Territory, in connection with Licensee's Operation and/or Management of the Licensed Theatres, the Licensed Properties owned or used by Licensor in connection with Licensor's Operation and/or Management of the Licensed Theatres as of the Effective Date.

     (b) The right and license hereby granted to Licensee apply solely to Licensee's use of the Licensed Properties, solely in connection with the Operation and/or Management of the Licensed Theatres, and solely within the Territory, in accordance with the express terms and conditions of this License.

     (c) Notwithstanding the foregoing, Licensee may use the name "City Cinemas" in connection with Licensee's Operation and/or Management of any movie theatre located in the New York metropolitan area (the "Extended Territory"), and, with respect to the use of such

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name, the term Licensed Theatres shall include any such theatre located in the
Extended Territory.

     2.2  Territory.
          ---------

     With respect to each of the Licensed Properties, the "Territory" of
                                                           ---------
Licensee's permitted use of such Licensed Property shall mean as follows:

     (a) Trade Names.  The Territory of permitted use of each trade name
         -----------
licensed under this agreement, all composites and variations of such trade names, and all trademarks, service marks and other words, names, symbols, devices and materials that use or incorporate any of such trade names in whole or in substantial part (hereinafter referred to individually as a "Licensed
                                                                   --------
Trade Name" and collectively as the "Licensed Trade Names"), shall be
----------                           --------------------
exclusively (i) on premises at the specific site of the particular Licensed Theatre designated by such Licensed Trade Name as of the Effective Date of this License (for example, by presentation on the Licensed Theatre's marquee), and
(ii) for purposes of advertising, publicity and/or promotion for such Licensed Theatre, the metropolitan area in which such Licensed Theatre is located, namely, the New York City metropolitan area.

     (b) Limitations on Certain Other Licensed Properties.  To the extent any of
         -------------------------------------------------
the Licensed Properties other than Licensed Trade Names consist of licensed or contractual rights, the license granted herein is subject to the terms and conditions of the applicable license or contract.

     (c) Other Use of Licensed Properties.  The foregoing site and territorial
         --------------------------------
restrictions notwithstanding, Licensee shall have the right to use the Licensed Trade Names and other Licensed Properties anywhere within the United States of America and its territories solely for purposes of (i) identifying or promoting Licensee's business as the licensed operator and/or manager of the Licensed Theatres pursuant to this License, and/or (ii) conducting the Operation and/or Management of the Licensed Theatres at or from Licensee's office(s) in accordance with the terms and conditions of this License, provided, however,
                                                          --------  -------
that Licensee shall not use any of the Licensed Trade Names or other Licensed Properties, in whole or in substantial part, as Licensee's corporate, business or trade name, or in any manner as is likely to cause confusion, mistake or deception as to the association or affiliation of Licensor and/or Licensee or the source or sponsorship of either of their businesses, services or goods.

     (d) City Cinemas Name.  In addition to the foregoing, Licensee may use the
         -----------------
City Cinemas name within the Extended Territory, in connection with any Licensed Theatre within the Territory or Extended Territory, and for purpose of identifying the Licensed Theatres as a group or any of them individually.

     SECTION 3.  SUBLICENSE AND ASSIGNMENT.

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

     (a) Licensor has granted the License hereunder in reliance upon Licensee's ability and obligation to maintain such high standards as to service, cleanliness, health and sanitation as will preserve and enhance the valuable reputation and goodwill associated with the Licensed Trade Names and other Licensed Properties. Accordingly, neither Licensee nor any principals or owners of any equity interest or security in Licensee shall, without the prior written consent of Licensor in each such instance or in accordance with the conditions of the next sentence of this paragraph, sublicense, sell, assign, transfer, convey, delegate, give away, pledge, mortgage or otherwise encumber, in whole or in part (hereinafter, collectively, effect any "Transfer" or "Lien" of): (i)
                                                --------      ----
this License, or any right, license, interest, duty or obligation of Licensee hereunder; or (ii) all or substantially all of the assets of any of the Licensee's Licensed Theatre establishments. Any such Transfer or Lien without such prior written consent shall be null and void ab initio, unenforceable and of no force or effect; provided, however, that Licensee may effect such Transfer
                       --------  -------
if such Transfer is to any Person to whom a transfer or assignment of the Operating Lease is made in accordance with the terms of the Operating Lease so long as the transferee of such Transfer shall have agreed for the benefit of Licensor, in a duly executed and enforceable writing, to be bound by the terms of this License and all of the promises and obligations of Licensee hereunder with respect to the Licensed Properties so transferred from and after the date of the Transfer; and provided, further, that Licensee may effect any such Lien
                 --- --------  -------
in connection with a mortgage or other encumbrance on the leasehold interest of the Tenant under the Operating Lease as is permitted pursuant to the terms thereof. Licensor shall be expressly named as an intended beneficiary of each such written assignment agreement and Licensee shall deliver Licensor a copy of each such assignment within ten (10) days of the execution thereof.

     (b) Licensee shall notify Licensor in writing of any proposed Transfer and/or Lien before the proposed transaction or event is to take place, and shall provide such information and documentation relating to the proposed Transfer and/or Lien as Licensor may reasonably require. Licensee shall deliver to Licensor a conformed copy of each such agreement of Transfer or Lien within thirty (30) days of the execution thereof.

     (c) No sublicense, assignment or other Transfer or Lien by Licensee shall relieve Licensee of its obligations hereunder. Licensor's consent to any such Transfer or Lien shall not constitute a waiver of any claims it may have against the Licensee or other transferring party, nor shall it be deemed a waiver of Licensor's right to demand exact compliance with any of the terms of this License by the Licensee, transferor or transferee.

     (d) Any attempted or actual assignment, sublicense or other Transfer or Lien not in full compliance with this Section 3 shall be null and void and shall constitute a material breach of, and Event of Default under, this License, for which Licensor may immediately terminate the License and the right and license granted hereunder.

     (e) Neither this Section 3 nor any provision of this License shall, or shall be construed to, prohibit or restrict Licensor's right or power to Transfer, or grant a Lien on, this License in whole or in part, subject, however, to the rights of Licensee pursuant to Section 9 hereof.

     (f) Licensor does not, by the terms of this License or otherwise, require Licensee to develop, adopt or implement any business, sales, operating or marketing plan, or assume any right or power to control, manage or direct the day-to-day operations of Licensee's business, the control and conduct of which shall remain within the sole and exclusive discretion of Licensee. Accordingly, no sublicensing of this License or any of the rights or licenses granted hereunder shall be made by Licensee to any potential sublicensee, under any terms, in any circumstance, or in any jurisdiction, as may cause Licensor to be deemed a franchisor or as may cause Licensor to be made subject to any special duty, obligation or liability prescribed by any law, regulation or authority governing franchises, dealerships or "business opportunities" in any respect.
                                      ----------------------
Licensee shall nevertheless at all times comply with all applicable laws, regulations or authorities governing franchises, dealerships and "business
                                                                  --------
opportunities", if any, including, but not limited to, all disclosure and
-------------
registration requirements thereof.

     SECTION 4.  TERM.

     (a) Unless terminated earlier pursuant to the terms hereof, the "Initial
                                                                      -------
Term" of this License and of the right and license granted hereunder shall be
----
coterminous with the Initial Term of the Operating Lease as set forth in Section 6 thereof. Accordingly, the Initial Term of this License shall commence on the Effective Date and shall continue for one hundred twenty (120) calendar months, unless the Operating Lease or this License is terminated earlier pursuant to its express provisions.

     (b) In the event that the Initial Term of the Operating Lease shall have expired and the Operating Lease or this License shall not thereupon or earlier have been terminated, and said Operating Lease is renewed pursuant to the terms of Section 12 thereof, the "Renewal Term" of this License and of the right and
                            ------------
license granted hereunder shall be coterminous with the Renewal Term of the Operating Lease as set forth in Section 12 thereof. Accordingly, such Renewal Term, if any, shall commence upon the day following the expiration day of the Initial Term and shall continue for one hundred twenty (120) calendar months, unless the Operating Lease or this License is earlier terminated pursuant to its express provisions.

     SECTION 5. LICENSEE'S ACCEPTANCE OF RIGHTS; ACKNOWLEDGMENT OF LICENSOR'S OWNERSHIP

     (a) Licensee hereby accepts the exclusive right and license in and to the Licensed Properties granted by this License and agrees to exercise such right and license in full

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

compliance with all Legal Requirements and the material terms and conditions of the Operating Lease and this License.

     (b) Licensee acknowledges and agrees: that, as between Licensor and Licensee, Licensor's ownership of all right, title and interest in and to the Licensed Properties (including, without limitation, all goodwill associated therewith and registration rights therein) is valid and subsisting, and is and shall remain vested solely in Licensor, subject only to the right and license granted to Licensee hereunder or under such written amendment hereto or other written license agreement as may hereafter be entered into between Licensor and Licensee; that the right and license granted hereunder shall not create in Licensee any ownership rights in or to any of the Licensed Properties but only a license to the use thereof in the defined Territory during the term of this License in accordance with the terms and conditions hereof; that all use of the Licensed Properties by or on behalf of Licensee, and all goodwill arising thereunder, shall inure solely to the benefit of Licensor unless and until Licensee acquires the Licensed Properties in accordance with Section 9 hereof; and that neither this License nor any provision hereof shall be construed as an assignment by Licensor of any right, title or interest in or to any of the Licensed Properties, it being understood and agreed by the Parties that all right, title or interest in and to the Licensed Properties are expressly reserved by Licensor except for the limited rights being licensed hereunder.

     (c) Licensee shall not at any time, during the term of this License or thereafter, anywhere in the world directly or indirectly challenge, dispute, impugn or impair the validity, or Licensor's ownership or registration, of any of the Licensed Properties or of any right, title or interest of Licensor therein.

     SECTION 6.  USE OF THE LICENSED PROPERTIES; QUALITY CONTROL

     (a) Licensee recognizes and acknowledges that it is of paramount importance to Licensor that the high quality of the image, reputation and goodwill associated with Licensor, the Licensed Theatres, the Licensed Trade Names and other Licensed Properties be protected and maintained at all times, and that Licensee must, therefore, maintain such quality in the Licensed Properties and Licensed Theatres. Accordingly, Licensee agrees that such use and presentation of the Licensed Properties as Licensee may make in connection with the Licensed Theatres shall be consistent with the foregoing standards.

     (b) Licensee shall affix to, or display in connection with, all stationery, literature, advertising and promotional materials, signage, packaging, labels, trade dress, supplies, equipment, facilities, and other goods, products and materials that embody or bear any of the Licensed Properties such clear and conspicuous notices of Licensor's proprietary rights as may be required fully to preserve and protect Licensor's rights in the Licensed Properties and to comply with all Legal Requirements relating thereto. By way of illustration, and not limitation, such notices and legends shall, where so required or appropriate to protect Licensor's rights and

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

interests, include the symbol "7" or legend "Registered U.S. Trademark" with
                                             -------------------------
respect to such of the Licensed Properties, if any, as are comprised of registered trademarks.

     (c) Licensee shall, within ten (10) Business Days of any written request of Licensor, provide Licensor with representative samples of all stationery, literature, advertising and promotional materials, signage, packaging, labels, trade dress, supplies, equipment and other goods, products and materials that Licensee uses, or anticipates within a reasonable period following the date of such request to use, in connection with any Licensed Trade Name or any other Licensed Property. If Licensor finds any of said, or other, uses by Licensee of the Licensed Properties objectionable, by reason of the nonconforming quality of Licensee's goods, services or facilities, manner of use of the Licensed Properties, or otherwise, notice of objection citing specifics shall be given to Licensee within ten (10) Business Days after Licensor's receipt of the samples provided by Licensee in accordance with this Paragraph 6(c). In response to any such objection, Licensee shall either advise Licensor of the steps Licensee intends to take to alleviate Licensor's concerns, in which case, absent additional objection from Licensor, Licensee shall with reasonable diligence implement such steps, or shall advise Licensor that Licensee does not agree with Licensor's objections, in which event the Parties shall promptly meet and confer to attempt to resolve their differences.

     (d) Licensee agrees that upon the termination or expiration of the Initial Term or Renewal Term of this License, for any reason whatsoever, Licensee shall, except in the event Licensee is assigned Licensor's right, title and interest in the Licensed Properties pursuant to Section 9 hereof or as may be otherwise expressly herein permitted, forthwith discontinue the use of the Licensed Properties, and thereafter shall no longer use, or have any right or license to use, any of the Licensed Properties or any means of identification of source, affiliation, association or sponsorship used by Licensor, or by any Affiliate of Licensor, whether in any trademark, trade name, service mark, trade dress or otherwise, or whether alone or in combination with any other word, name, symbol or device.

     SECTION 7.  DEFAULTS AND REMEDIES FOR DEFAULT.

     7.1  Events of Default and Remedies.
          ------------------------------

     With respect to each Event of Default, the applicable cure period shall be as described below but, if a cure period is not specifically mentioned, it shall be thirty (30) days; provided, however, that if Licensee's default is such that
                     --------  -------
remedy or cure may be effected, but cannot reasonably be completed within said thirty (30) day period, then Licensee shall commence to diligently and continuously take all reasonable steps to effect such remedy or cure of such Event of Default within said thirty (30) day period and shall complete the rendering of such remedy or cure promptly thereafter; provided, further, that,
                                                      --------  -------
in connection with the Events of Default listed in clauses (a) and (b) no notice of default or time to cure shall be required or available. In some cases, as identified below, no cure period is allowed and no notice may be required. If any applicable law or rule requires a longer notice period or a longer cure period than that provided herein, then the period required under the law or rule shall be substituted for the requirements herein. The following shall constitute Events of Default hereunder:

          (a) The occurrence of any Event of Default under the Operating Lease that is not cured within the applicable cure period (if any) thereunder.

          (b) Licensee shall cause or permit any Lien to arise against, or undertakes any Transfer of, any of the Licensed Properties, this License or any right or license granted hereunder, other than as is permitted hereunder or under the Operating Lease.

          (c) Licensee shall continue to be in breach of any other of the material terms or conditions of this Agreement.

     7.2  Equitable and Other Relief.
          ---------------------------

     (a) If an Event of Default shall arise under this License and Licensee shall fail to cure the default after any required notice and within the applicable cure period (if any), Licensor may, at its option and without prejudice to any other rights or remedies provided for hereunder or by law, terminate this License by written notice or otherwise.

     (b) Licensee acknowledges that, in the event of a breach or threatened breach by Licensee of its obligations under this License, Licensor is likely to suffer irreparable injury for which there is no adequate remedy at law and that Licensor, therefore, shall be entitled to apply for and receive a temporary restraining order, preliminary injunction, permanent injunction and such other equitable or injunctive relief as may be available to restrain Licensee from any breach or threatened breach of any term or condition hereof, without any requirement for the posting of a bond or other security. The prevailing Party in any such proceeding shall be entitled to reimbursement from the other Party of any expenses (including, without limitation, reasonable attorney's fees) incurred in connection with such proceeding.

     7.3  Automatic Termination.  This License, and all right and license
          ---------------------
granted hereunder, shall automatically terminate immediately upon and simultaneously with the expiration or termination of the Operating Lease for any reason.

     7.4  Effect of Termination or Expiration.
          -----------------------------------

     (a) Upon and after the expiration or termination of this License, except as provided in Section 9 hereof, Licensee's right to use the Licensed Properties shall terminate immediately and all right and license granted to Licensee hereunder shall forthwith revert to Licensor. Accordingly, upon and after such expiration or termination, Licensee shall not (i) reproduce, prepare derivative works based upon, distribute copies of, or publicly perform or display, any

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copyrighted work encompassed by the Licensed Properties, (ii) use any of the
Licensed Trade Names, or any trade name, trademark, service mark or trade dress encompassed by, or confusingly similar to any of those encompassed by, the Licensed Properties, or (iii) identify itself as a licensee of Licensor or publicly identify itself as a former licensee of Licensor.

     (b) Expiration or earlier termination of this License for any reason will not release either Party from any obligation or liability that exists as of the date of expiration or termination (or which may thereafter come into being) as the result of any breach or other act or omission occurring prior to expiration or termination.

     (c) Upon termination or expiration of this License, Licensor shall purchase all usable paper goods, containers, printed menus and point of sale materials embodying or bearing any of the Licensed Trade Names or other Licensed Properties at Licensee's cost.

     (d) In the event Licensee has changed the name of any of the Licensed Properties existing on the Effective Date, Licensee agrees that, immediately upon the termination or expiration of this License, it shall at its sole cost and expense make such removals or changes in signage and other presentation of the Licensed Theatres as Licensor may reasonably request to reflect the names of the Licensed Theatres as of the date hereof.

     7.5 Remedies Nonexclusive.
         ---------------------

     No remedy referred to in this Section 7 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this License or otherwise available to Licensor at law, in equity or otherwise, and the exercise in whole or in part by Licensor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Licensor of any or all such other remedies. No waiver by Licensor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any other, future or subsequent Event of Default, whether similar or dissimilar to such waived Event of Default.

     SECTION 8.  INFRINGEMENT AND DILUTION.

     (a) In the event that either Party shall receive any information to the effect that any third party is, or is suspected of, infringing, diluting or misappropriating any of the Licensed Properties, or has initiated any claim of, or suit alleging, any such infringement, dilution or misappropriation, the Party in receipt of such information shall promptly give written notice thereof to the other Party.

     (b) In the event of such infringement, dilution or misappropriation of any of the Licensed Properties, the decision as to whether to institute or maintain a legal action or proceeding shall rest in the sole discretion of Licensor. Licensor shall have sixty (60) days from the receipt of written notice pursuant to Section 8(a) hereof to commence and control the prosecution of such action or proceeding, in its own name, by and through its own counsel and at

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

its own cost and expense (and/or, if necessary, in the name of Licensee), to secure and protect Licensor's rights in the Licensed Properties. In reaching any such decision, Licensor shall give reasonable consideration to the needs of Licensee for protection in its use of the Licensed Properties and Licensee shall have the right to participate in such action or proceeding by and through Licensee's own counsel and at its own cost and expense. If Licensor does not commence such action or proceeding within the specified sixty (60) day period, Licensee shall, subject to applicable law, have the right, but not the obligation, to commence such action or proceeding in its own name (and/or, if necessary, in the name of Licensor), by and through Licensee's own counsel and at its own cost and expense, to secure and protect the right and license herein granted and to recover damages for the infringement or impairment thereof.

     (c) Licensee and Licensor agree to cooperate, at no expense to the other, in any such action or proceeding brought pursuant to Section 8(b) hereof, and to provide any needed assistance to the other Party in connection therewith. The foregoing provisions notwithstanding, the Parties may agree in writing to share the costs of and recoveries from any such action or proceeding as may hereafter arise.

     SECTION 90  OPTION AND ASSIGNMENT.

     (a) In the event that Licensee exercises its purchase option pursuant to
Section 12 of the Operating Lease, and does, in fact, purchase and acquire all of the Cinema Assets from Licensor, contemporaneously with the closing of such purchase and acquisition of the Cinema Assets in accordance with the terms of the Operating Lease, Licensor shall, without separate consideration for the transfer provided herein, assign to Licensee all of Licensor's right, title and interest in and to the Licensed Properties, together with the goodwill of the business, or portion thereof, which is symbolized by the Licensed Properties and pertains thereto.

     (b) As soon as practicable after the closing date of Licensee's purchase and acquisition of the Cinema Assets, Licensor shall execute and deliver, or cause to be executed and delivered, to Licensee all assignments, schedules and other appropriate documentation, and take such actions as are reasonable and necessary, to effectuate, validate and, where applicable, record, the assignment, transfer and conveyance to Licensee of the Licensed Properties.

     SECTION 10.  INDEMNIFICATION.

     (a) Licensor assumes no liability to Licensee or to any third parties with respect to Licensee's use of any of the Licensed Properties, including, without limitation, any liability for or in connection with the formulation, design, manufacture, preparation, reproduction, transfer, distribution, shipment, use, sale, offering for sale, advertising, promotion, display, performance or provision of any works, inventions, discoveries, goods or services by, for, or on behalf of, Licensee with or without use of any of the Licensed Properties.

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

     (b) Licensee shall, and hereby does, indemnify, defend, protect and hold harmless Licensor and the other Indemnified Persons in accordance with, and to the full extent of, the obligations undertaken by the Tenant pursuant to terms and conditions of Section 11 of the Operating Lease, which are hereby incorporated and made part of this License.

     SECTION 11.  TAXES.

     Licensee shall pay when due all taxes levied or assessed for or in connection with any Licensed Property licensed under this License, or in connection with amounts paid or received under this License, including without limitation any sales, use or other ad valorem taxes (other than any tax that is measured by or related to the net income of Licensor or to its corporate status in a state). If any such tax shall be paid by Licensor, Licensee shall promptly reimburse Licensor the amount paid. In the event of any bona fide dispute as to the liability for a tax assessed against Licensee, Licensee may contest the validity or the amount of the tax in accordance with procedures of the taxing authority. Licensee shall not permit a tax sale or seizure against any Licensed Theatre or the equipment or facilities thereof.

     SECTION 12.  NOTICES AND REQUESTS.

     Any notices, offers, acceptances, approvals, waivers, requests, demands and other communications required or permitted hereunder shall be in accordance with the terms and conditions of Section 25 of the Operating Lease, which are hereby incorporated, mutatis mutandis, and made part of this License.

     SECTION 130  INDEPENDENT CONTRACTORS.

     (a) The relationship between Licensor and Licensee is that of independent contractors. Neither Party is or shall be the agent, partner, joint venturer, joint employer or employee of the other for any purpose whatsoever, and no fiduciary relationship between the Parties does or shall exist. Neither Party has or shall have any power or authority to make or give any promise, warranty or representation, to execute any contract or otherwise create, issue or assume any liability, obligation or commitment in the name of or on behalf of the other Party, except to the extent and for the specific purpose, if any, as may hereafter be specifically authorized in writing by the other Party. Neither Party shall have the right or power to bind or obligate the other Party with respect to any third party in any way, nor shall either Party represent that it has any right or power to do so. Nothing contained in this License shall be construed so as to create a partnership or joint venture, or agency, employment, joint employment, fiduciary, franchise, dealership or "business opportunity"
                                                       --------------------
relationship.

     SECTION 140  GOVERNING LAW; JURISDICTION.

     The choice of law, jurisdiction, venue and other provisions set forth in
Section 28(d) of the Operating Lease are hereby incorporated, mutatis mutandis, and made part of this License, as follows:

     THIS LICENSE HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. LICENSEE AND LICENSOR AGREE THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAW OF THE STATE OF NEW YORK, THIS LICENSE, AND THE RIGHTS AND DUTIES OF LICENSEE AND LICENSOR HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. LICENSEE HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS LICENSE OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, LICENSEE HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS LICENSE OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURT. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE LICENSOR FROM OBTAINING JURISDICTION OVER LICENSEE IN ANY COURT OTHERWISE HAVING JURISDICTION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LICENSEE AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. LICENSEE AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THE OPERATING LEASE AND INCORPORATED BY REFERENCE HEREIN, OR BY ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. THE LICENSOR AND LICENSEE EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER IN TORT OR CONTRACT OR OTHERWISE) IN ANY WAY RELATED TO THIS LICENSE OR THE TRANSACTIONS CONTEMPLATED HEREBY. LICENSOR AND LICENSEE ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION 14 HAVE BEEN

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BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION
THEREWITH.

     SECITON 150  WAIVERS.

     Any waiver of any right or remedy with respect to any failure of the Licensor or the Licensee to comply with any agreement, covenant or condition of this License must be made in a writing signed by the Party to be charged with such waiver. The failure of Licensor to exercise any right or option given to it under this License, or to insist upon strict compliance by Licensee with the terms and conditions of this License, shall not constitute a waiver of, or estoppel with respect to, any terms or conditions of this License with respect to any other or subsequent breach, nor a waiver by or estoppel of Licensor with respect to its right at any time thereafter to require exact and strict compliance with the terms and conditions of this License.

     SECTION 160  REPRESENTATIONS, WARRANTIES AND COVENANTS

     16.1 Representations and Warranties of Licensor.
          ------------------------------------------

     Licensor represents and warrants to Licensee as follows:

     (a) To Licensor's knowledge, information and belief, Licensee's use of the Licensed Properties in connection with the Operation and/or Management of the Licensed Theatres will not infringe any third party's intellectual property rights when used in accordance with the terms and conditions of this License.

     (b) As of the Effective Date hereof, there are no infringement orders, suits or claims pending or threatened in writing against Licensor that relate to any of the Licensed Properties.

     (c) To Licensor's knowledge, Licensor has good title to the Licensed Properties, free and clear of all Liens. Licensor has not received written notice of any adverse claim with respect to Licensor's use or ownership of any Licensed Property. Schedule A sets forth the Licensed Properties which are
                    ----------
registered trademarks, and the registration for each such registered trademark is held in the name of Licensor. Licensor has the right to grant to Licensee the right and license granted to Licensee pursuant to Section 2 of this License without obtaining the consent of any other person or entity; Licensor has not entered into any agreements, Transfers, Liens or encumbrances inconsistent with Licensee's use of the Licensed Properties in connection with the Operation and/or Management of the Licensed Theatres in accordance with the terms and conditions of this License.

     (d) LICENSOR EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THE LICENSED PROPERTIES, WHETHER EXPRESS OR IMPLIED. LICENSEE HAS

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DETERMINED TO USE THE LICENSED PROPERTIES IN CONNECTION WITH THE OPERATION
AND/OR MANAGEMENT OF THE LICENSED THEATRES ON THE BASIS OF ITS OWN JUDGMENT. EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN THE OPERATING LEASE, NEITHER THE LICENSOR NOR ANY AFFILIATE, NOR ANYONE ACTING ON BEHALF OF ANY OF THEM, MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, AS TO THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER CHARACTERISTIC, OF ANY LICENSED PROPERTY, OR ANY GOOD, SERVICE, APPARATUS, FACILITY, MATERIAL OR OTHER MATTER THAT BEARS OR EMBODIES ANY LICENSED PROPERTY; OR AS TO WHETHER ANY LICENSED PROPERTY OR THE OWNERSHIP, USE, OCCUPANCY OR POSSESSION OF THE LICENSED PROPERTY OR ANY GOOD, SERVICE, APPARATUS, FACILITY, MATERIAL OR OTHER MATTER THAT BEARS OR EMBODIES ANY LICENSED PROPERTY, COMPLIES WITH ANY LAWS, RULES, REGULATIONS OR REQUIREMENTS OF ANY KIND.

     16.2 Mutual Representations and Warranties.
          --------------------------------------

     (a) Neither the entry into, nor any provision, exercise or enforcement of, this License shall create or effect any license or other transfer of any right, title, interest, duty or other subject matter that may not lawfully be licensed or transferred without the consent of a third party, unless such consent shall have been given. Licensor and Licensee each hereby warrant and represent that, to their knowledge, no such consent is required to enter into or exercise this License.

     (b) Licensor and Licensee each hereby warrant and represent that it has all necessary power and authority to enter into this License and to perform its obligations hereunder, the execution of this License by it and the performance of its obligations hereunder have been duly authorized, and this License Agreement constitutes a legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms.

     170  MISCELLANEOUS.

     (a) The Introduction shall be considered a part of this License. To the extent, if any, that any provision of this License conflicts with any term or condition of the Operating Lease, the respective agreements shall be construed cy pres so, as near as possible, to effect the Parties' contractual intent while at the same time preserving Licensor's entire right, title and interest in and to the Licensed Properties.

     (b) All agreements, indemnities, representations and warranties set forth in this License shall survive the expiration or other termination hereof, provided that such survival shall
-------- ----

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

not be construed to extend the term of any right or license granted to Licensee hereunder beyond the expiration or termination of this License.

     (c) This License shall inure to the benefit of and be binding upon the Parties and their permitted successors and assigns.

     (d) Each of the undersigned individuals represents and warrants that he or she is duly authorized and has the full power and authority: (i) to enter into this License on behalf of the undersigned Party on behalf of which that individual purports to execute this License; and (ii) to bind said undersigned Party in any dealings with the other Parties to this License; and (iii) to direct any action necessary to ensure said undersigned Party's compliance with this License.

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     IN WITNESS WHEREOF, the Parties have caused this License to be executed and delivered by their duly authorized officers as of the day and year first above written.



Licensor:                              Licensee:
SUTTON HILL CAPITAL, L.L.C.            CITADEL CINEMAS, INC.


By: /s/ James J. Cotter                By: /s/ Andrzej Matyczynski
    -----------------------------          ----------------------------------
    Name:  James J. Cotter                 Name:  Andrzej Matyczynski
    Title: Operating Manager               Title: Chief Financial Officer

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

                                  SCHEDULE A

                              LICENSED PROPERTIES

City Cinemas
Murray Hill Theatre
Cinemas I, II, and III
Village East Theatre
Sutton Theatre

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